UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 14, 2003
                                                -------------------------------

                        ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                          1-8403                38-1749884
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(State or Other Jurisdiction       (Commission            (IRS Employer of
 of Incorporation)                  File Number)           Identification No.)


 2956 Waterview Drive, Rochester Hills                          48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
                                                    ---------------------------

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         (Former name or former address, if changed since last report)



                               Page 1 of 6 Pages
                            Exhibit Index on Page 3

      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.   Other Events
-------   ------------

      On May 14, 2003, the Registrant announced that it entered into agreements with N.V. Beakert S.A. and an affiliate (Bekaert) whereby the Registrant acquired Bekaert's interests in United Solar Systems Corp. and Bekaert ECD Solar Systems LLC.

      Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on May 14, 2003.

                                 EXHIBIT INDEX

Exhibit No.      Description                                         Page No.
-----------      ----------------------------------------------      --------

99.1             Press Release issued by the Registrant                5
                 in connection with the acquisition of Bekaert's interests in United Solar Systems Corp. and
                 Bekaert ECD Solar Systems LLC

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENERGY CONVERSION DEVICES, INC.


                                By: /s/ Stephan W. Zumsteg
                                    ------------------------------------
                                    Vice President and Chief Financial Officer


Date: May 14, 2003